UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 6, 2003

MILASTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-5105 (Commission File Number)	13-2636669 (I.R.S. Employer Identification No.)

7317 West Lake Street, Minneapolis, MN (Address of principal executive offices)		55426 (Zip code)

Registrant's telephone number, including area code (952) 929-4774

Not Applicable

Former name, former address and former fiscal year, if changed since last report.

MILASTAR CORPORATION AND SUBSIDIARIES

Item 7. Exhibits

99.1 Milastar Corporation Press Release dated November 6, 2003.

Item 9. Regulation FD Disclosure. In accordance with the Securities and Exchange Commission Release No. 33-8216, the information contained herein and in the accompanying exhibit is being furnished under both Item 9, Regulation FD Disclosure, and Item 12, Results of Operations and Financial Condition. This information, including the accompanying exhibit, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On November 6, 2003, Milastar Corporation announced via press release its change in Chairman and CEO. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

MILASTAR CORPORATION AND SUBSIDIARIES

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this interim report to be signed on its behalf by the undersigned, there unto duly authorized.

MILASTAR CORPORATION

/s/ M. G. DUNCAN	/s/ DENNIS J. STEVERMER
M.G. Duncan Chairperson of the Board, Chief Executive Officer and Director	Dennis J. Stevermer Vice President Treasurer, Principal Financial and Accounting Officer

Dated: November 6, 2003